UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2024

RELIANCE GLOBAL GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Florida	001-40020	46-3390293
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Blvd. of the Americas, Suite 105 Lakewood, New Jersey	08701
(Address of Principal Executive Offices)	(Zip Code)

(732) 380-4600

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.86 per share	RELI	The NASDAQ Capital Market
Series A Warrants to purchase shares of Common Stock, par value $0.86 per share	RELIW	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On October 29, 2024, Reliance Global Group, Inc. (the “Company”) entered into an Amendment No. 1 (the “Amendment”) to that certain Amended and Restated Stock Exchange Agreement, dated as of September 6, 2024, by and among Reliance Global Group, Inc., a Florida corporation, Spetner Associates, Inc., a Missouri corporation, Jonathan Spetner, and Agudath Israel of America, a New York corporation (the “Original Agreement”). Pursuant to the Amendment, as of the date of the thereof, the Company shall issue to Mr. Spetner 70,032 shares of common stock, par value $0.086 per share, of the Company (the “Common Stock”) and to Agudath Israel of America 70,032 shares of Common Stock as a non-refundable deposit and a prepayment of a portion of the First Purchase Price (as defined in the Original Agreement) in the amount of $329,430.53. Further, the Amendment provides that the First Termination Date (as defined in the Original Agreement) shall be amended from November 10, 2024 to December 31, 2024.

The foregoing description of the Amendment is subject to and qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached hereto at Exhibit 10.1 to this Current Report on Form 8-K, and the terms of which are incorporated by reference.

Item 3.02 Unregistered Sales of Equity Securities.

Pursuant to the Amendment, on October 29, 2024, the Company issued to Mr. Spetner 70,032 shares of the Common Stock and to Agudath Israel of America 70,032 shares of the Common Stock. Such shares of the Common Stock were issued without prior registration in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506(d) of Regulation D thereunder. Following the issuances noted in this Item 3.02, as of November 4, 2024, the Company had 1,712,573 shares of the Common Stock issued and outstanding.

Item 7.01 Regulation FD Disclosure.

On November 4, 2024, the Company issued a press release announcing that it will host a conference call on Thursday, November 7, 2024, at 4:30 PM Eastern Time to discuss financial results for the third quarter of 2023 and provide a business update. The press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference. The information contained in any website is not a part of this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information included in this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth under this Item 7.01 shall not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Amendment No. 1 to Amended and Restated Stock Exchange Agreement by and among Reliance Global Group, Inc., Spetner Associates, Inc., Jonathan Spetner, and Agudath Israel of America, dated as of October 29, 2024.
99.1	Press Release of the Registrant, dated as of November 4, 2024.
104.1	Cover Page Interactive Data File - the cover page XBRL tags are embedded with the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Reliance Global Group, Inc.

Dated: November 4, 2024	By:	/s/ Ezra Beyman
Ezra Beyman
Chief Executive Officer